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                    COMBINATION MORTGAGE, SECURITY AGREEMENT
                         FIXTURE FINANCING STATEMENT AND
                               ASSIGNMENT OF RENTS


                         INFINITE GRAPHICS INCORPORATED,
                             a Minnesota Corporation

                                       TO

                                 RIVERSIDE BANK
                            7760 FRANCE AVENUE SOUTH
                              BLOOMINGTON, MN 55435

                                   DATED AS OF
                                October 24, 1997

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This Instrument Drafted By:

ORLINS LAW OFFICE
604 Richfield Bank Building
6625 Lyndale Avenue South
Richfield, Minnesota   55423-2390
(612) 861-3331

         COMBINATION MORTGAGE, SECURITY AGREEMENT,
         FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF RENTS

         This Mortgage made as of the 24 day of October, 1997, between Infinite Graphics Incorporated, a Minnesota Corporation, (herein called the "Mortgagor") and RIVERSIDE BANK, a banking corporation organized under the laws of the State of Minnesota having its office in the City of Bloomington, Minnesota (herein called the "Mortgagee").

         WITNESSETH:

         WHEREAS, Mortgagor is or may become indebted to Mortgagee in the principal sum of $250,000.00 pursuant to the terms of that certain Promissory Note ("Note") of even date and all extensions, amendments and renewals thereof; and

         WHEREAS, the Mortgagee will advance the proceeds of said Note in accordance with its terms; and

         WHEREAS, the Mortgagee has required the execution and delivery hereof as a condition in making any advances under the Note.

         NOW THEREFORE, in consideration of the premises and the sum of $250,000.00 to the Mortgagor paid, and for the purpose of securing (A) the payment when and as due and payable of each and every advance now or hereafter made by the Mortgagee under the Note together with all interest thereon, (B) the payment of all other sums with interest thereon, as may be advanced by the Mortgagee in accordance with this Mortgage (the indebtedness evidenced by the Note and the other sums are hereinafter collectively referred to as the "Indebtedness"), and (C) the performance of all the covenants, conditions and agreements contained in a Loan Agreement of even date between the parties (the "Loan Agreement"), the Mortgagor hereby mortgages, grants, bargains, sells, releases and conveys unto the Mortgagee forever all the tracts or parcels of land located in the City of Minneapolis, County of Hennepin, State of Minnesota described in Exhibit A attached hereto and made a part hereof, together with (i) all building materials, supplies and equipment now or hereafter located on the Real Estate and suitable or intended to be incorporated in any building, structure, or other improvement located or to be erected on the Real Estate;
(ii) all of the building, structures and other improvements now standing or at any time hereafter constructed or placed upon the Real Estate; and (iii) all heating, plumbing and lighting apparatus, motors, engines and machinery, electrical equipment, incinerator apparatus, air conditioning equipment, water and gas apparatus, pipes, faucets and all other fixtures of every description which are now or may hereafter be placed or used upon the Real Estate or in any building or improvement now or hereafter located thereon; (iv) all additions, accessions, increases, parts, fittings, accessories, replacements, substitutions, betterments, repairs and proceeds to any and all of the foregoing; and (v) all hereditaments, easements, appurtenances, estates, rents, issues, profits, condemnation awards and other rights and interest now or hereafter belonging or in any way pertaining to the Real Estate or to any building or improvement now or hereafter located thereon (all of the foregoing, together with the Real Estate, being hereinafter referred to as the "Mortgaged Property").

         To Have and To Hold the Mortgaged Property unto the Mortgagee forever.

         Provided, nevertheless, that this Mortgage is upon the express condition that if the principal of and interest on the Note and all other indebtedness shall be paid as and when due, and the Mortgagor shall also keep and perform all and singular the covenants herein contained on the part of the Mortgagor to be kept and performed, then, this Mortgage and the estate hereby granted shall cease and be and become void and shall be released of record at the expense of the Mortgagor; otherwise this Mortgage shall be and remain in full force and effect.

         The Mortgagor represents, warrants and covenants to and with the Mortgagee that he is lawfully seized of the Mortgaged Property in fee simple and has good right and full power and authority to execute this Mortgage and to mortgage the Mortgaged Property; that the Mortgaged Property is free from all liens and encumbrances except as set forth on Exhibit B attached hereto and made a part hereof; that the Mortgagor shall quietly enjoy and possess the Mortgaged Property; that the Mortgagor will warrant and defend the title to the Mortgaged Property against all claims, whether now existing or hereafter arising, not hereinbefore expressly excepted; and that all buildings and improvements now or hereafter located on the Real Estate are, to the best of its knowledge, located entirely within its boundaries. The covenants and warranties of this paragraph shall survive foreclosure of this Mortgage and shall run with the Real Estate.

         The Mortgagor further covenants with the Mortgagee as follows:

         1. Payment of Indebtedness. Mortgagor will duly and punctually pay the principal of and interest on the Note and all other Indebtedness, when and as due and payable. The Mortgagor shall promptly and faithfully observe all other terms and provisions of this Mortgage and will permit no Event of Default, as defined herein, to occur.

         2. Application of Payments. All payments received by Mortgagee from Mortgagor under the Note, the Loan Agreement or this Mortgage shall be applied by Mortgagee in the following order or priority: (i) interest payable on advances made pursuant to paragraph 11 hereof; (ii) principal of advances made pursuant to paragraph 11 hereof; (iii) interest payable on the Note; (iv) principal of the Note; (v) any other sums secured by this Mortgage, in such order of application as Mortgagee may determine.

         3. Funds for Taxes, Assessments and Other Charges. Mortgagor shall pay to the Mortgagee on the day monthly payments are due under the Note, until the
Note is paid in full, a sum ("Funds") for yearly taxes and assessments which may attain priority over the Mortgage as a lien on the Mortgaged Property. These items are called "Escrow Items."

         The Funds shall be held by the Mortgagee in an account. The Mortgagee shall apply the Funds to pay the Escrow Items.

         If the amount of the Funds held by Mortgagee, together with the future monthly installments of Funds payable prior to the due dates of taxes, assessments, and insurance premiums shall exceed the amount required to pay said taxes, assessments and insurance premiums as they fall due, such excess shall be, at Mortgagor's option, either promptly repaid to Mortgagor or credited to Mortgagor on monthly installments of Funds. If the amount of the Funds held by Mortgagee shall not be sufficient to pay taxes, assessments as they fall due, Mortgagor shall pay to Mortgagee any amount necessary to make up the deficiency in one or more payments as Mortgagee may require.

         Upon payment in full of all sums secured by this Mortgage, Mortgagee shall promptly refund to Mortgagor any Funds held by Mortgagee.

         4. Payment of Utility Charges. Subject to paragraph 7 relating to contests, the Mortgagor shall pay all charges made by utility companies, whether public or private, for electricity, gas heat, water, telephone, or sewer, furnished or used in connection with the Mortgaged Property or any part thereof, and will, upon written request of Mortgagee, furnish proper receipts evidencing such payment.

         5. Liens. Subject to paragraph 7 hereof relating to contests, the Mortgagor shall not create, incur or suffer to exist any lien, encumbrance or charge on the Mortgaged Property or any part thereof which might or could be held to be equal or prior to the lien of this Mortgage, other than the lien of current Real Estate taxes and installments of special assessments with respect to which no penalty is yet payable. Mortgagor shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Mortgaged Property.

         6. Compliance with Laws. Subject to paragraph 7 relating to contests, Mortgagor shall comply with all present and future statutes, laws, rules, orders, regulations and ordinances affecting the Mortgaged Property, any part thereof or the use thereof.

         7. Permitted Contests. The Mortgagor shall not be required to (i) pay any tax, assessment or other charge referred to in paragraph 3 hereof, (ii) pay any charge referred to in paragraph 4 hereof, (iii) discharge or remove any lien, encumbrance or charge referred to in paragraph 5 hereof, or (iv) comply with any statute, law, rule, regulation or ordinance referred to in paragraph 6 hereof, so long as Mortgagor shall (a) contest, in good faith, the existence, amount or the validity thereof, the amount of damages caused thereby or the extent of its liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent (A) the collection of, or other realization upon the tax, assessment, charge or lien, encumbrance or charge so contested, (B) the sale, forfeiture or loss of the Mortgaged Property or any part thereof, and (C) any interference with the use or occupancy of the Mortgaged Property or any part thereof, and Mortgagor shall give prompt written notice to Mortgagee of the commencement of any contest referred to in this paragraph 7.

         8. Insurance.

         (a) Risks to be Insured. The Mortgagor, at his sole cost and expense, will maintain insurance of the following character:

                  (i) Insurance on the buildings and other improvements, including leasehold improvements, now existing or hereafter erected on the Real Estate and on the fixtures and personal property included in the Mortgaged Property against loss by fire, and other hazards covered by the so-called "all-risk" form of policy for its full insurable value. While any building or other improvement is in the course of being constructed or rebuilt on the Real Estate, the Mortgagor shall provide the aforesaid hazard insurance in builder's risk completed value form, including coverage available on the so-called "all-risk" non-reporting form of policy for an amount equal to 100% of the insurable replacement value of such building or other improvement.

                  (ii) If the Mortgaged Property includes steam boilers or other equipment for the generation or transmission of steam, insurance against loss or damage by explosion, rupture or bursting of steam boilers, pipes, turbines, engines and other pressure vessels and equipment, in an amount satisfactory to the Mortgagee, without a co-insurance clause.

                  (iii) If the Real Estate or any part thereof is located in a designated official flood-hazardous area, flood insurance insuring the buildings and improvements now existing or hereafter erected on Real Estate in an amount equal to the lesser of the principal balance of the Note or the maximum limit of coverage made available with respect to such buildings and improvements under the Federal Flood Disaster Protection Act of 1973, as amended, and the regulations issued thereunder.

         (b) Policy Provisions. All insurance and renewals thereof maintained by Mortgagor pursuant to subparagraphs (a)(i) through (a)(iii) above shall be written by an insurance carrier reasonably satisfactory to the Mortgagee, contain a standard mortgage clause in favor of and in form acceptable to Mortgagee, contain an agreement of the insurer that it will not cancel the policy except after 30 days' prior written notice to Mortgagee, and be reasonably satisfactory to Mortgagee in all other respects.

         (c) Delivery of Policy. Mortgagor will deliver to Mortgagee copies of policies satisfactory to Mortgagee evidencing the insurance which is required hereunder; and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums received by it. At least 30 days prior to the expiration date of a required policy, Mortgagor shall deliver to Mortgagee a Certificate of Insurance in form satisfactory to Mortgagee.

         (d) Delivery of Proceeds. If the Mortgaged Property is sold at a foreclosure sale or if the Mortgagee shall acquire title to the Mortgaged Property, the Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

         (e) Notice of Damage or Destruction; Adjusting Loss. If the Mortgaged Property or any part thereof shall be damaged or destroyed by fire or other casualty, Mortgagor will promptly give written notice thereof to the insurance carrier and Mortgagee, and will not adjust any damage or loss which is estimated by Mortgagee in good faith to exceed $50,000 unless Mortgagee shall have joined in such adjustment; but if there has been no adjustment of any such damage or loss within four months from the date of occurrence thereof and if an Event of Default shall exist at the end of such four-month period or at any time thereafter, Mortgagee may alone, make proof of loss, adjust and compromise any claim under the policies and appear in and prosecute any action arising from such policies. In connection therewith, Mortgagor does hereby authorize, and empower its Mortgagee to do any and all of the foregoing in the name and on behalf of Mortgagor.

         (f) Application of Insurance Proceeds. All insurance proceeds of any insurance policy required herein so recovered by the Mortgagee on account of damage or destruction to the Mortgaged Property, less the reasonable cost, if any, to the Mortgagee of such recovery (including attorney's fees), shall be applied to the restoration or repair of the Mortgaged Property so damaged or destroyed provided Mortgagor is not then in default under the terms of the Mortgage or Loan Agreement. In the event Mortgagor is then in default said proceeds, may at the sole discretion of the Mortgagee, be also applied to the reduction of the Indebtedness, in such order of application as the Mortgagee may determine. Any application of insurance proceeds to the principal of the Note shall not extend or postpone the due dates of the monthly installments payable under the Note or change the amount of such installments.

         (g) Reimbursement of Mortgagee's Expenses. Mortgagor shall promptly reimburse Mortgagee upon demand for all of Mortgagee's reasonable expenses incurred in connection with the collection of the insurance proceeds necessitated by Mortgagor's failure to adequately prosecute its claims in the reasonable opinion of Mortgagee; and all such expenses, together with interest from the date of disbursement at the rate provided by the Note herein (unless collection of interest from Mortgagor at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law) shall be additional amount secured by this Mortgage.

         9. Preservation and Maintenance of Mortgaged Property. Mortgagor (i) shall keep the building and other improvements now or hereafter erected on the premises in safe and good repair and condition, ordinary depreciation excepted;
(ii) shall, upon damage to or destruction of the Mortgaged Property or any part thereof by fire or other casualty, restore, repair, replace or rebuild the Mortgaged Property that is damaged or destroyed to the condition it was in immediately prior to such damage or destruction, provided that insurance proceeds are available or sufficient for such purpose; (iii) shall constantly maintain the parking and landscaped areas of the Mortgaged Property in a reasonable state of repair; (iv) shall not commit waste or permit impairment or deterioration of the Mortgaged Property; (v) shall not alter the design or structural character of any building now or hereafter erected on the Real Estate or hereafter construct additions to existing buildings or additional buildings on the Real Estate without the prior written consent of the Mortgagee; and (vi) shall not remove from the Real Estate any of the fixtures included in the Mortgaged Property unless the same is immediately replaced with property of at least equal value and utility, and this Mortgage becomes a valid first lien on such property.

         10. Inspection. The Mortgagee, or its agents, shall have the right at all reasonable times, and upon reasonable notice, to enter upon the Mortgaged Property for the purposes of inspecting the Mortgaged Property or any part thereof. The Mortgagee shall, however, have no duty to make such inspection.

         11. Protection of Mortgagee's Security. Subject to the rights of the Mortgagor under paragraph 7 hereof, if the Mortgagor fails to perform any of the covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which affects the Mortgaged Property or the interest of the Mortgage therein, or the title thereto, then the Mortgagee, at Mortgagee's option, upon 30 days written notice to Mortgagor may perform such covenants and agreements, defend against or investigate such action or proceeding, and take such other action as the Mortgagee deems necessary to protect the Mortgagee's interest. Mortgagee shall be the sole judge of the legality, validity and priority of any claim, lien, encumbrance, tax, assessment, charge and premium paid by it and of the amount necessary to be paid in satisfaction thereof. Mortgagee is hereby given the authority to enter upon the Mortgaged Property as the Mortgagor's agent in the Mortgagor's name to perform any and all covenants and agreements to be performed by the Mortgagor as herein provided. Any amounts or expenses disbursed or incurred by the Mortgagee pursuant to this paragraph 11 with interest thereon, shall become additional Indebtedness of the Mortgagor secured by this Mortgage and Mortgagee shall give notice to Mortgagor of such additional Indebtedness in the most practicable manner. Unless Mortgagor and Mortgagee agree in writing to other terms of repayment, such amounts shall be immediately due and payable, and shall bear interest from the date of disbursement at the rate provided by the Note herein, unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other lien discharged in whole or in part by the Indebtedness or by the Mortgagee under the provisions hereof, and any such subrogation rights shall be additional and cumulative security for this Mortgage. Nothing contained in this paragraph 11 shall require the Mortgagee to incur any expense or do any act hereunder, and the Mortgagee shall not be liable to the Mortgagor for any damages or claims arising out of action taken by the Mortgagee pursuant to this paragraph 11.

         12. Condemnation.

         (a) Mortgagor hereby irrevocably assigns to the Mortgagee any award or payment which become payable by reason of any taking of the Mortgaged Property, or any part thereof, whether directly or indirectly or temporarily or permanently, in or by condemnation or other eminent domain proceedings or by reason of sale under threat thereof, or in anticipation of the exercise of the right of condemnation or other eminent domain proceedings or by reason of sale under threat thereof, or in anticipation of the exercise of the right of condemnation or other eminent domain proceedings (hereinafter called "Taking"). Forthwith upon receipt by Mortgagor of notice of the institution of any proceedings or negotiations for a Taking, Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgagee may not be a party to any such proceedings, will promptly give to Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received by Mortgagor therein. Mortgagor will not enter into any agreement permitting or consenting to the taking of the Mortgaged Property, or any part thereof, or providing for the conveyance thereof in lieu of condemnation, with anyone authorized to acquire the same in condemnation or by eminent domain unless Mortgagee shall first have consented thereto in writing, which consent will not be unreasonably withheld. All Taking awards shall be adjusted jointly by Mortgagor and Mortgagee. All awards payable as a result of a Taking shall be paid to Mortgagee, which may, at its option, apply them, after first deducting Mortgagee's and Mortgagor's reasonable expenses incurred in the collection thereof, to the payment of the Indebtedness, whether or not due and in such order of application as Mortgagee may determine, or to the repair or restoration of the Mortgaged Property, in such manner as Mortgagee may determine. Any application of taking awards to principal of the Note shall not extend or postpone the due dates of the monthly installments payable under the Note or change the amount of such installments.

         (b) If the Taking involves a taking of any building or other improvement now or hereafter located on the Land, Mortgagor shall proceed with reasonable diligence, to demolish and remove any ruins and complete repair or restoration of the Mortgaged Property as nearly as possible to its respective size, type and character immediately prior to the Taking, provided that the condemnation awards are available or adequate to complete such repair or restoration. Mortgagor shall promptly reimburse Mortgagee upon demand for all of Mortgagee's reasonable expenses (including reasonable attorneys' fees) incurred in the collection of awards and its disbursement in accordance with this paragraph, and all such expenses, together with interest from the date of disbursement at the rate provided by the Note herein (unless collection of interest from Mortgagor at such rate provided by the Note herein would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law) shall be additional amounts secured by this Mortgagee.

         13. Financial Statements and Other Information; Books and Records.

         Mortgagor will prepare or cause to be prepared at its expense and deliver to Mortgagee (in such number as may reasonably be requested);

         (a) The Mortgagor shall furnish to the Bank annually unaudited financial statements of its financial condition, together with all other reports required by the Loan Agreement.

         (b) Immediately upon becoming aware of the existence of any condition or event which constitutes, or which after notice or lapse of time or both would constitute, an Event of Default, written notice specifying the nature and period of existence thereof and what action Mortgagor has taken, is taking or proposes to take with respect thereto.

         Mortgagor shall keep and maintain at all times at Mortgagor's address stated below or at such other place as Mortgagee may approve in writing, complete and accurate books of accounts and records in sufficient detail to reflect correctly the results of the operation of the Mortgaged Property and copies of all written contracts, leases and other instruments which affect the Mortgaged Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection by the Mortgagee or its representative upon 48 hours notice during ordinary business hours. If the Mortgagor fails to provide the operating statements specified in subparagraph
(a) above, the Mortgagee shall have the right to audit the Mortgagor's books and records at the Mortgagor's expense.

         14. Security Interest. This Mortgage shall constitute a security agreement with respect to (and the Mortgagor hereby grants the Mortgagee a security interest in) all personal property and fixtures included in the Mortgaged Property as more specifically described in the granting clauses on pages 1 and 2 of the Mortgage. The Mortgagor will from time to time, at the request of the Mortgagee, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to the Mortgagee) which the Mortgagee may reasonably consider necessary or appropriate to perfect its security interest.

         15. Events of Default. Each of the following occurrences shall constitute an event of default hereunder (herein called an "Event of Default"):

         (a) Any installment of interest or of principal and interest payable under the Note shall not be made when due and shall remain unpaid for 15 calendar days after written notice from the Mortgagee.

         (b) Mortgagor shall fail duly to perform or observe any of the covenants or agreements contained in this Mortgage (other than a default in the performance, or breach, of any covenant of the Mortgagor in paragraph 1 or 14), unless, in the opinion of the Bank, Mortgagor is dilgently attempting to cure such failure, in which event Mortgagee shall provide to Mortgagor additional time as is, in the opinion of the Bank, reasonably necessary to effect such cure, and such failure shall continue for 30 days after the Mortgagee has given written notice to the Mortgagor specifying such default or breach, except that the grace period shall be 15 days in case of a default in performance, or a breach of the covenants of Mortgagor contained in paragraph 8(a) hereof.

         (c) Mortgagor shall make an assignment for the benefit of creditors, or shall admit in writing his inability to pay his debts as they become due, or shall file a petition in bankruptcy, or shall become or be adjudicated a bankrupt or insolvent, however defined, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against him in such proceedings, or shall not, within 120 days after the filing of such petition against him, have same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of his properties or of the Mortgaged Property, have such appointment vacated.

         (d) A judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a lien or, issued or levied against, the Mortgaged Property or any part thereof and shall not be released, vacated or fully bonded within 60 days after its entry, issue or levy.

         (e) Mortgagor shall sell or convey the Mortgaged Property or any part thereof or any interest therein without obtaining in each instance the prior written consent of the Mortgagee.

         (f) An Event of Default shall occur in the Loan Agreement.

         16. Acceleration; Foreclosure. On the occurrence of any Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Mortgagee, the Mortgagee may, at its option, exercise one or more of the following rights and remedies (and any other rights and remedies available to it):

         (a) Mortgagee may, by written notice to the Mortgagor, declare immediately due and payable all principal of and interest on the Note and all other unmatured Indebtedness secured by this Mortgage, and the same shall thereupon be immediately due and payable, without further notice or demand.

         (b) Mortgagee shall have and may exercise with respect to all personal property and fixtures which are part of the Mortgaged Property all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code, as in effect in the State of Minnesota. If notice to the Mortgagor of intended disposition of such property is required by law in particular instance, such notice shall be deemed commercially reasonable if given to Mortgagor (in the manner specified in paragraph 21 at least ten calendar days prior to the date of intended disposition. Mortgagor shall pay on demand all costs and expenses incurred by Mortgagee in exercising such rights and remedies, including without limitation, attorneys' fees and legal expenses.

         (c) Mortgagee may (and is hereby authorized and empowered to) foreclose this Mortgage by action or advertisement, pursuant to the statutes of the State of Minnesota in such case made and provided, power being expressly granted to sell the Mortgaged Property at public auction and convey the same to the purchaser in fee simple and, out of the proceeds arising from such sale, to pay all Indebtedness secured hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorneys' fees permitted by law, which costs, charges and fees the Mortgagor agrees to pay.

         17. Estoppel Certificate. Mortgagor agrees at any time and from time to time, upon not less than 15 days prior notice by Mortgagee, to execute, acknowledge and deliver, without charge, to Mortgagee or to any person designated by Mortgagee, a statement in writing certifying that this Mortgage is unmodified (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), the principal amount then secured hereby and the unpaid balance of the Note, that Mortgagor has not received any notice of default or notice of acceleration or foreclosure of this Mortgage (or if Mortgagor has received such a notice, that it has been revoked, if such be the case), that to the knowledge of Mortgagor no Event of Default exists hereunder (or if any such Event of Default does exist, specifying the same and stating that the same has been cured, if such be the case), that Mortgagor to his knowledge has no claims or offsets against Mortgagee (or if Mortgagor has any such claims, specifying the same), and the dates to which the interest and the other sums and charges payable by Mortgagor pursuant to the Note have been paid.

         18. Forbearance Not a Waiver, Rights and Remedies Cumulative. No delay by the Mortgagee in exercising any right or remedy provided herein or otherwise afforded by law or equity shall be deemed a waiver of or preclude the exercise of such right or remedy, and no waiver by the Mortgagee of any particular provision of this Mortgage shall be deemed effective unless in writing signed by the Mortgagee. All such rights and remedies provided for herein or which the Mortgagee or the holder of the Note may have otherwise, at law or in equity, shall be distinct, separate and cumulative and may be exercised concurrently, independently or successively in any order whatsoever, and as often as the occasion therefor arises. The Mortgagee's taking action pursuant to paragraph 11 or receiving proceeds, awards or damages pursuant to paragraphs 8 or 12 shall not impair any right or remedy available to the Mortgagee under paragraph 16 hereof. Acceleration of maturity of the Note may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way effect or rescind such acceleration of maturity of the Note, provided that any such acceleration shall be subject to Mortgagor's right of reinstatement as provided in Section 580.30, Minnesota Statutes.

         19. Successors and Assigns Bound; Number; Gender; Agents; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective legal representatives, successors and assigns of the Mortgagee and the Mortgagor. Wherever used, the singular number shall include the plural, and plural the singular, and the use of any gender shall apply to all genders. In exercising any rights hereunder or taking any actions provided for herein, Mortgagee may act through its employees, agents or independent contractors as authorized by Mortgagee.

         20. Captions. The captions and headings of the paragraph of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

         21. Notices. Any notice from the Mortgagee to the Mortgagor under this Mortgage shall be deemed to have been given by the Mortgagee and received by the Mortgagor when mailed by certified mail by the Mortgagee to the Mortgagor at the address set forth in paragraph 26 below or at such other address as the Mortgagor may designate in writing to the Mortgagee.

         22. Governing Laws; Severability. This Mortgage shall be governed by the substantive laws of the State of Minnesota. In the event that any provision or clause of this Mortgage conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage which can be given effect without the conflicting provisions and to this end the provisions of the Mortgage are declared to be severable.

         23. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         24. Production of Documents. Mortgagor shall, while this Mortgage is in full force and effect, furnish the Mortgagee with such documents, instruments and papers as the Mortgagee may reasonably request from time to time in order for the Mortgagee to effectuate a sale or a participation in the loan evidenced by the Note and this Mortgage provided that the production of such documents shall be at no cost to Mortgagor and will not alter the terms of any of the loan documents executed in connection with this Mortgage.

         25. Waiver of Marshalling. Mortgagor, any party who consents to this Mortgage and any party who now or hereafter acquires a lien on the Mortgaged Property and who has actual or constructive notice of this Mortgage hereby waive any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         26. Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property (as more particularly described in item (ii) of the granting clause of this Mortgage) which are to become fixtures related to the Real Estate described herein. For this purpose, the following information is set forth:

         (a) Name and Address of Debtor::       Infinite Graphics Incorporated
                                                4611 East Lake Street
                                                Minneapolis, MN  55406

         (b) Name and Address of Secured Party: Riverside Bank
                                                7760 France Avenue South
                                                Bloomington, MN  55435

         (c) This document covers goods which are or are to become fixtures.

         27. Environmental Warranties and Representations. In addition to all representations, warranties and covenants hereinbefore made, Mortgagor represents and warrants that to the best of its knowledge, except in the ordinary course of business or when properly licensed by the appropriate governmental agency, there does not exist on the Mortgaged Property any substance or material which would constitute a hazardous substance, hazardous waste, pollutants or contaminants as those terms are defined by M.S.A. 115B.02 of the "Environmental Response and Liability Act". Mortgagor warrants that neither it nor, to the best of its knowledge, any previous owner or operator of the Mortgaged Property used the property in violation of any State or Federal Environmental Laws, and that no proceedings have been commenced or notices received concerning any alleged violations of such Environmental Laws. Mortgagor further warrants and covenants that all future uses of the Mortgaged Property shall be in full compliance with any relevant Environmental Laws and any clean-up measures required by such law will be completed by Mortgagor in the event of future violations by Mortgagor. The warranties and representations made in this paragraph shall survive foreclosure of the Mortgage and shall run with the Real Estate.

         28. Assignment of Rents. Mortgagor does hereby sell, assign and transfer unto Mortgagee (i) the immediate and continuing right to receive and collect all rents, income, issues and profits now due and which may hereafter become due under or by virtue of any lease or agreement (oral or written) for the leasing, subleasing, use or occupancy of all or any part of the Mortgaged Property now, heretofore or hereafter made or agreed to by Mortgagor, and (ii) all of such leases and agreements, together with all guarantees therefor and any renewals or extensions thereof, for the purpose of securing payment of the indebtedness of Mortgagor under the Notes and the documents related thereto.

         At any time after default by Mortgagor, Mortgagee, without in any way waiving such default, may, in addition to any other rights and remedies available to Mortgagee at law or in equity, sue for or otherwise collect and receive all rents, income and profits from the Mortgaged Property to which Mortgagor would otherwise be entitled, including those past due and unpaid with full power to make from time to time all adjustments thereto, as may seem proper to Mortgagee.

         Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, sublease or rental agreements relating to the Mortgaged Property, and Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless from and against any and all liability, loss or damage which it may or might incur under any such lease, sublease or agreement or under or by reason of the assignment of the rents thereof and from and against any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of such leases, provided that Mortgagor shall not indemnify and hold harmless Mortgagee from any liability, loss or damage resulting from acts or omissions of the Mortgagee which occur on or after the date Mortgagee takes possession of the Mortgaged Property.

         Mortgagee or such agent or receiver, in the exercise of the rights and powers conferred upon it by this Assignment of Leases and Rents shall have the full power to use and apply the avails, rents, issues, income and profits of the Mortgaged Property to which Mortgagor would otherwise be entitled to the payment of or on account of the following in the order set forth in Minnesota Statutes,
Section 559.17: a) to payment of all reasonable fees of the receiver, if any, approved by the court; b) to the repayment when due of all tenant security deposits, with interest thereon, pursuant to the provisions of Minnesota Statutes, Section 504.20; c) to payment of all delinquent or current Real Estate taxes and special assessments payable with respect to the Mortgaged Property; d) to payment of all premiums then due for the insurance required by the provisions of the Mortgage; e) to payment of expenses incurred for normal maintenance of the Mortgaged Property during the period of such receivership; f) to the Mortgagee in payment of the obligations secured hereby in such order of application as Mortgagee may elect.

         Although it is the intention of the parties that this assignment of leases and rents shall be a present assignment, it is expressly understood and agreed that, anything herein contained to the contrary notwithstanding, Mortgagee shall not exercise any of the rights and powers conferred upon it herein unless and until an event of default shall have occurred hereunder or under the Note and nothing herein contained shall be deemed to affect or impair any rights which Mortgagee may have under the Note, the Mortgage or any other document or agreement related hereto or thereto.

         Mortgagor does further specifically authorize and instruct each and every present and future lessee, sublessee, tenant or subtenant of the whole or any part of the Mortgaged Property to pay all unpaid rental agreed upon in any lease or sublease to Mortgagee upon receipt of demand from the Mortgagee so to pay the same.

         IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first-above written.


                                        INFINITE GRAPHICS INCORPORATED

                                        By  /s/  Clifford F. Stritch, Jr.
                                                 Clifford F. Stritch, Jr.
                                                 Chief Executive Officer


STATE OF MINNESOTA  )
                    )SS
COUNTY OF HENNEPIN  )

         The foregoing instrument was acknowledged before me this 24th day of October, 1997, by Clifford F. Stritch, Jr., Chief Executive Officer of Infinite Graphics Incorporated, a Minnesota Corporation, on behalf of the corporation.

                                            /s/  Peter I. Orlins
                                            ----------------------------------

_____________________________
Notary Public

                                    EXHIBIT A

                                       TO


                    COMBINATION MORTGAGE, SECURITY AGREEMENT,
               FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF RENTS

                                 BY AND BETWEEN

                         INFINITE GRAPHICS INCORPORATED

                                       and

                                 RIVERSIDE BANK
                            7760 FRANCE AVENUE SOUTH
                              BLOOMINGTON, MN 55435



                     LEGAL DESCRIPTION OF MORTGAGED PROPERTY

         The West 1/2 of the South 102.3 feet of the North 152.3 feet of the West 322 feet of Government Lot 7, Section 5, Township 28 North, Range 23, West of the Fourth Principal Meridian, according to the United States Government Survey thereof.

         Subject to easement for street purposes over the West 30 feet of said premises, being the East 1/2 of 46th Avenue South;

         Subject to an easement for part of the alley as now located, running North and South along the Easterly side of said premises, as shown in deeds No. 327940 & 327941, Files of Registrar of Titles; Hennepin County, Minnesota

                                    EXHIBIT B


                                       TO

                    COMBINATION MORTGAGE, SECURITY AGREEMENT,
               FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF RENTS

                                 BY AND BETWEEN


                         INFINITE GRAPHICS INCORPORATED

                                       and

                                 RIVERSIDE BANK
                            7760 FRANCE AVENUE SOUTH
                              BLOOMINGTON, MN 55435




                             PERMITTED ENCUMBRANCES

                                      None